Exhibit 10.2

FORM OF

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (this “Agreement”) is made and entered into as of [●], 2018 (the “Effective Date”), by and among DanDrit Biotech USA, Inc., a Delaware corporation (“Parent”), Weird Science, LLC, a California limited liability company (“Majority Stockholder”) and RS Group ApS, a Danish limited company and a stockholder of Parent (“RS Group” and together with Majority Stockholder, the “Stockholders”). Parent and each Stockholder are each referred to as a “Party” or collectively as the “Parties.”

WHEREAS, terms not defined herein have the meanings set forth in that certain Agreement and Plan of Merger (the “Merger Agreement”), dated January 12, 2018, by and among the Parent, DanDrit Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent and Majority Stockholder; and

WHEREAS, as an inducement for Majority Stockholder to execute the Merger Agreement, effective as of the Closing Date, Parent desires to grant certain rights to the Stockholders as set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth in Merger Agreement and herein contained, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. CAPITAL STOCK. Except as otherwise set forth in this Agreement, the Parties expressly agree that the terms and restrictions of this Agreement shall apply to all shares of capital stock (including, without limitation, all classes of common, preferred, voting and nonvoting capital stock, and shares underlying any convertible securities including, without limitation, warrants and options) of Parent which either Stockholder now owns or hereafter acquires by any means, including without limitation by purchase, assignment, conversion of convertible securities or operation of law, or as a result of any stock dividend, stock split, reorganization, reclassification, whether voluntary or involuntary, or other similar transaction, and to any shares of capital stock of any successor in interest of Parent, whether by sale, merger, consolidation or other similar transaction, or by purchase, assignment or operation of law (the “Parent Stock”).

2. ELECTION OF BOARD OF DIRECTORS.

2.1 Size of Board of Directors. Following the Closing Date and during the term of this Agreement, Parent agrees not to take any corporate action to increase the authorized number of directors on Parent’s Board of Directors (the “Board”) following the Effective Date without the written consent of each of Majority Stockholder and RS Group.

2.2 Board Composition. Provided that each Investor Designee (as defined below) shall have been duly nominated for election as a director of the Board, following the Closing Date and during the term of this Agreement, each Stockholder agrees that it shall at any meeting of the stockholders of Parent (whether annual or special and whether or not an adjourned or postponed meeting), however called, or in connection with any written consent of stockholders of Parent (a) when a meeting is held, appear at such meeting or otherwise cause the Parent Stock to be counted as present thereat for the purpose of establishing a quorum, and respond to each request by Parent for written consent, if any, and (b) vote (or consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all Parent Stock (i) in favor of (A) any action or proposal necessary or advisable to maintain the authorized number of members of the Board as of the Effective Date at five, provided however, that if each Stockholder has consented in writing to an increase in the number of members of the Board, each Stockholder shall vote for such an increase, (B) the election or appointment of one person designated by Majority Stockholder (the “Majority Stockholder Designee”), which individual shall initially be Carl Sandler, (C) the election or appointment of one person designated by RS Group (the “RS Group Designee,” and together with the Majority Stockholder Designee, the “Investor Designees”), which individual shall initially be René Sindlev (it being acknowledged and agreed that Mr. Sindlev is currently a Board member and shall therefore continue to be a Board member), (D) the election or appointment of three additional directors which are mutually agreed to by Majority Stockholder and RS Group, (E) the filling of any vacancies on the Board created by the resignation, removal or death of an Investor Designee elected pursuant to this Section 2.2 and in favor of the filling of any such vacancy with the applicable Investor Designee (i.e., a Majority Stockholder Designee to replace a previously serving Majority Stockholder Designee and a RS Group Designee to replace a previously serving RS Group Designee), (F) upon the request of Majority Stockholder, the removal of any Majority Stockholder Designee elected pursuant to this Section 2.2, and (G) upon the request of RS Group, the removal of any RS Group Designee elected pursuant to this Section 2.2(a); and (ii) against (A) any increase in the size of the Board without the express written consent of each Stockholder, (B) the removal of any director elected pursuant to clause (b)(i)(B) or (b)(i)(C) of this Section 2.2, unless such removal is expressly requested by Majority Stockholder or RS Group, as applicable pursuant to clause (i)(E) or (F) of this Section 2.2, and (C) any other action that could reasonably be expected to impede, interfere with, delay, postpone or adversely affect any of the transactions contemplated by this Agreement.

2.3 Cooperation. During the term of this Agreement, Parent shall facilitate the nomination and election of the Investor Nominees by, among other things, including such individuals on any proxy statement soliciting votes for the election of directors of Parent. In addition to the foregoing, Parent shall take such other actions as necessary, advisable or reasonably requested by Majority Stockholder or RS Group to give effect to this Agreement, including this Section 2.3 and the designation and election of directors pursuant to Section 2.2.

2.4 Termination. The rights and obligations set forth in this Section 2 shall terminate and be of no further force or effect immediately upon either Stockholder beneficially owning less than ten percent (10%) of the total issued and outstanding common stock of Parent.

3. PERSONNEL RECOMMENDATIONS. Following the Closing Date and during the term of this Agreement, Majority Stockholder shall have the right to make recommendations to management and the Board regarding the business of Parent, including recommendations with respect to the composition of any science advisory board that shall be established by the Board. Parent agrees to present such recommendations to the Board and to take such other actions as necessary, advisable or reasonably requested by Majority Stockholder to accommodate the recommendations of Majority Stockholder, provided however, that management and the Board, as applicable shall have the sole discretion as to the adoption of any recommendations by Majority Stockholder.

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4. FURTHER ASSURANCES; ENFORCEMENT. Each of Majority Stockholder, RS Group and Parent agree not to vote any Parent Stock, or to take any other actions, that would in any manner defeat, impair, be inconsistent with or adversely affect the stated intentions of the parties under Section 2; provided, however, that Parent shall have no obligation to enforce any right among the Parties in this Agreement, to arbitrate any dispute or to reject any vote of any party otherwise in accordance with applicable corporate law, absent a court order to do so.

5. TRANSFEREES; LEGENDS ON CERTIFICATES; RULE 144 COMPLIANCE.

5.1 Effect on Transferees. Certain Permitted Transferees (as defined in the Standstill and Lockup Agreement) may be bound by and subject to the terms and conditions of this Agreement by virtue of the terms of the Standstill and Lockup Agreement and, if so, Parent may require, as a condition precedent to the transfer of any Parent Stock subject to this Agreement, that the Permitted Transferee agrees in writing to be bound by, and subject to, all the terms and conditions of this Agreement.

5.2 Legend. The Holders agree that all Parent share certificates now or hereafter held by them that represent Parent Stock subject to this Agreement will be stamped or otherwise imprinted with a legend to read as follows:

“THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AGREEMENTS AND RESTRICTIONS WITH REGARD TO THE VOTING OF SUCH SHARES AND THEIR TRANSFER, AS PROVIDED IN THE PROVISIONS OF AN INVESTOR RIGHTS AGREEMENT, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE CORPORATION.”

5.3 Rule 144 Compliance. With a view to making available to Holders the benefits of Rule 144, Parent covenants and agrees to use commercially reasonable efforts, at Parent’s sole expense, to:

(a) file with the SEC in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act so long as Parent remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144 (and therefore make and keep public information available, as those terms are understood and defined in Rule 144);

(b) take such additional action as is requested by any Holder to enable such Holder to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to Parent’s transfer agent as may be reasonably requested from time to time by any Holder and otherwise fully cooperate with each Holder and such Holder’s broker to effect such sale of securities pursuant to Rule 144.

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6. ENFORCEMENT OF AGREEMENT. Each of the Stockholders acknowledges and agrees that any breach by any of them of this Agreement shall cause the other Parties irreparable harm which may not be adequately compensable by money damages. Accordingly, in the event of a breach or threatened breach by a Party of any provision of this Agreement, Parent and each other Party shall each be entitled to seek the remedies of specific performance, injunction or other preliminary or equitable relief, including the right to compel any such breaching Party, as appropriate, to vote such Party’s shares of capital stock of Parent in accordance with the provisions of this Agreement, without having to prove irreparable harm or actual damages. The foregoing right shall be in addition to such other rights or remedies as may be available to Parent or any other Party for any such breach or threatened breach, including but not limited to the recovery of money damages.

7. REGISTRATION RIGHTS

7.1 Definitions. As used in this Section 7, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 7.6.

“Commission” means, the United States Securities and Exchange Commission.

“Cut-Off Date” shall have the meaning set forth in Section 7.2(a).

“Demand Registration Statement” shall have the meaning set forth in Section 7.2(b).

“Effectiveness Date” means, with respect to a Demand Registration Statement required to be filed hereunder, the 120th calendar day following the Filing Date and with respect to any additional Registration Statements which may be required pursuant to Section 7.2(c) or Section 7.3(c), the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event Parent is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the 10th calendar day following the date on which Parent is so notified if such date precedes the dates otherwise required above (unless Parent is required to update its financial statements prior to requesting acceleration of such Registration Statement, which will require Parent to file an amendment to such Registration Statement, in which case Parent shall file any necessary amendment to such Registration Statement and request effectiveness thereof as soon as reasonably practicable and in no event later than the 60th calendar day following the Filing Date); provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

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“Effectiveness Period” shall have the meaning set forth in Section 7.2(a).

“Filing Date” means, with respect to a Demand Registration Statement, the filing date specified in Section 7.2(b) and with respect to any additional Registration Statements, which may be required pursuant to Sections 7.2(b), 7.2(c), 7.2(d), 7.2(e) or Section 7.3(c), the earliest practical date on which Parent is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” or “Holders” means each Stockholder and each Permitted Transferee (as defined in the Standstill & Lockup Agreement) which is a holder from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 7.5(c).

“Indemnifying Party” shall have the meaning set forth in Section 7.5(c).

“Losses” shall have the meaning set forth in Section 7.5(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Merger Agreement Shares” means the shares of Parent Common Stock and any Earnout Stock issued to the Majority Stockholder pursuant to the Merger Agreement including, without limitation, shares of Earnout Stock, if any.

“Registrable Securities” means, as of any date of determination, (a) all of the Merger Agreement Shares and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Merger Agreement Shares; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and Parent shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities are eligible for resale under Rule 144 without any restriction or limitation whatsoever (such as, by way of example, volume limitations), as determined by counsel to Parent pursuant to a written opinion letter to such effect, addressed, delivered and acceptable to Parent’s transfer agent and the affected Holders, as reasonably determined by Parent, upon the advice of counsel to Parent. For the avoidance of doubt, any such Registrable Securities shall cease to be Registrable Securities after the Cut-Off Date.

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“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 7.2(b), and any additional registration statements contemplated by Section 7.2(c), 7.2(e) or Section 7.3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 7.3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Trading Day” means any day on which the Registrable Securities are traded on the principal securities exchange or securities market on which the Registrable Securities are then traded; provided that “Trading Day” shall not include any day on which the Parent Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Parent Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 P.M., New York time).

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7.2 Registration.

(a) On or prior to each Filing Date, Parent shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall be on Form S-3 (if such form is available for use by Parent at such time) or otherwise, on Form S-1. Subject to the terms of this Agreement, Parent shall use its commercially reasonable efforts to cause a Registration Statement filed under this Agreement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the first to occur of: (A) the date that is three (3) years from the date the Registration Statement is declared effective by the Commission (the “Cut-Off Date”) and (B) the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold Rule 144 without restriction or limitation, as determined by the counsel to Parent pursuant to a written opinion letter which shall be obtained at Parent’s expense, to such effect, addressed, delivered and acceptable to Parent’s transfer agent and the affected Holders (the “Effectiveness Period”). Parent shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on a Trading Day. Parent shall immediately notify the Holders via facsimile or by e-mail of the effectiveness of a Registration Statement on the same Trading Day that Parent telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. Parent shall, by 9:30 a.m. Eastern Time on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424.

(b) Demand Rights.

(i) If at any time after the Closing Date Parent shall receive from any Holder(s) owning at least thirty percent (30%) of the Registrable Securities then outstanding a written request or requests that Parent file a Registration Statement on Form S-3 (“Demand Registration Statement”) with respect to all and not a portion of the Registrable Securities owned by such Holder or Holders, Parent will promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities within ten (10) business days thereafter, and as soon as practicable, but in any event within forty-five (45) days after the date such request is given by the initiating Holders in accordance with this Section 7.2(b), file such Demand Registration Statement as may be so requested and as would permit or facilitate the sale and distribution of all and not a portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within ten (10) days after receipt of such written notice from Parent.

(ii) Notwithstanding the foregoing obligations, if Parent furnishes to the requesting Holder(s), after requesting a registration pursuant to Section 7.2(b)(i), a certificate signed by Parent’s chief executive officer stating that in the good faith judgment of Parent’s board of directors it would be materially detrimental to Parent and its stockholders for such Registration Statement to either become effective or remain effective, because (i) Parent has engaged or has fixed to engage within ninety (90) days of such request in a registered public offering as to which Parent’s stockholders may include Registrable Securities or (ii) Parent is engaged in any other activity that, in the good faith determination of Parent’s board of directors, would be adversely affected by the requested registration to the material detriment of Parent, then Parent shall have the right to defer taking action with respect to such filing for a period of not more than one hundred eighty (180) days after the later of (x) the date the request of the Holder is given and (y) the effective date of such offering, the date of commencement of such other material activity, or the date of such written opinion of Parent’s investment banker, as applicable; provided, however, that Parent may not invoke this right more than once in any twelve (12) month period.

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(iii) Parent shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 7.2(b)(i) during the period that is thirty (30) days before Parent’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Parent initiated registration, provided, that Parent is actively employing in good faith commercially reasonable efforts to cause such Registration Statement to become effective; nor shall Parent be obligated to effect, or to take any action to effect, more than one registration pursuant to Section 7.2(b)(i). A registration shall not be counted as “effected” for purposes of this Section 7.2(b)(iii) until such time as the applicable Registration Statement has been declared effective by the Commission, unless the Holder withdraws its request for such registration and forfeits its right to one Demand Registration Statement pursuant to this Section 7.2(b), in which case such withdrawn Registration Statement shall be counted as “effected” for purposes of this Section 7.2(b).

(c) Piggyback Rights.

(i) If at any time after the Effective Date Parent plans to file any Registration Statement under the Securities Act for purposes of effecting a public offering of securities of Parent (including, but not limited to, registration statements relating to secondary offerings of securities of Parent, but excluding registration statements relating to any registration under Sections 7.2(a), 7.2 (b), 7.2 (d) or 7.2 (e) or to any employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), Parent shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing such Registration Statement.

(ii) Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within ten (10) days after receipt of the above-described notice from Parent, so notify Parent in writing, and in such notice shall inform Parent of the number of Registrable Securities such Holder wishes to include in such registration statement and subject to Sections 7.2(d), and 7.2(e), Parent will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder.

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(d) Notwithstanding the registration obligations set forth in Sections 7.2(b) and 7.2(c), if the Commission informs Parent that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, Parent agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the applicable Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-1 or Form S-3.

(e) Notwithstanding any other provision of this Agreement, if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that Parent used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), Parent shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment as anticipated by Parent. In the event Parent amends a Registration Statement in connection with the foregoing, Parent will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission or SEC Guidance provided to Parent or to registrants of securities in general, one or more registration statements on Form S-1, Form S-3, or such other form available to register for resale those Registrable Securities that were not registered for resale on such Registration Statement, as amended.

7.3 Registration Procedures.

In connection with Parent’s registration obligations hereunder, Parent shall:

(a) Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), Parent shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. Notwithstanding the above, Parent shall not be obligated to provide the Holders advance copies of any universal shelf registration statement registering securities in addition to those required hereunder, or any Prospectus prepared thereto. Parent shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of 67% or more of the Registrable Securities shall reasonably object in good faith, provided that, Parent is notified of such objection in writing no later than three (3) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to Parent a completed questionnaire in the form attached to this Agreement as Annex A (a “Selling Stockholder Questionnaire”) on a date that is not less than three (3) Trading Days prior to the Filing Date or by the end of the third (3rd) Trading Day following the date on which such Holder receives draft materials in accordance with this Section. Parent shall furnish to each Holder (A) a Selling Stockholder Questionnaire for completion at least ten (10) Trading Days prior to the Filing Date, together with a request that such Selling Stockholder Questionnaire be completed and returned to Parent in a timely manner and (B) a specific reference to this Section 7.3(a).

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(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, Parent shall excise any information contained therein which would constitute material non-public information regarding Parent), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Parent Common Stock then registered in a Registration Statement, then Parent shall file as soon as reasonably practicable, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

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(d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies Parent whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by Parent of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to Parent that Parent believes may be material and that, in the determination of Parent, makes it not in the best interest of Parent to allow continued availability of a Registration Statement or Prospectus, provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding Parent.

(e) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(g) Subject to the terms of this Agreement, Parent hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 7.3(d).

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(h) Parent shall cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Holder.

(i) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or “blue sky” laws of such jurisdictions within such states as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, Parent shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject Parent to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(j) If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Merger Agreement and applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(k) Upon the occurrence of any event contemplated by Section 7.3(d), as promptly as reasonably possible under the circumstances taking into account Parent’s good faith assessment of any adverse consequences to Parent and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If Parent notifies the Holders in accordance with clauses (iii) through (vi) of Section 7.3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. Parent will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. Parent shall be entitled to exercise its right under this Section 7.3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages otherwise required pursuant to Section 7.3(d), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

(l) Comply with all applicable rules and regulations of the Commission.

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(m) Parent shall use its reasonable best efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.

(n) Parent may require each selling Holder to furnish to Parent a certified statement as to the number of shares of Parent Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. During any periods that Parent is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of Parent’s request, any breach that may otherwise occur because of such delay shall be suspended as to such Holder only, until such information is delivered to Parent.

7.4 Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Section 7 by Parent shall be borne by Parent whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of Parent’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with the securities exchange or securities market on which the Parent Common Stock is then listed for trading, (C) in compliance with applicable state securities or “blue sky” laws reasonably agreed to by Parent in writing (including, without limitation, fees and disbursements of counsel for Parent in connection with “blue sky” qualifications or exemptions of the Registrable Securities) and (D) if not previously paid by Parent, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for Parent, (v) Securities Act liability insurance, if Parent so desires such insurance, and (vi) fees and expenses of all other Persons retained by Parent in connection with the consummation of the transactions contemplated by this Section 7.

7.5 Indemnification.

(a) Indemnification by Parent. Parent shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Parent Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by Parent of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent that (i) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to Parent by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities or (ii) in the case of an occurrence of an event of the type specified in Section 7.3(d)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after Parent has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder. Parent shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which Parent is aware.

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(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless Parent, its directors, officers, agents and employees, each Person who controls Parent (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with any applicable prospectus delivery requirements of the Securities Act or the plan of distribution in any Registration Statement through no fault of Parent or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder to Parent expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 7.3(d)(iii)-(vi), to the extent related to the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after Parent has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

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Notwithstanding Section 8.9, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

7.6 Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from Parent of the occurrence of any event of the kind described in Section 7.3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by Parent that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. Parent will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

7.7 Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.

8. GENERAL PROVISIONS.

8.1 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by Parent and each of the Stockholders.

8.2 Notices. All notices, requests, demands, or other communications required or permitted to be given under this Agreement will be in writing and deemed given and received upon (a) personal delivery, (b) confirmed delivery by a standard overnight courier or when delivered by hand, (c) when mailed in the United States by certified or registered mail, postage prepaid, addressed at the following addresses (or at such address for a Party as will be specified by notice given under this Agreement), or (d) transmitter’s confirmation of a receipt of a facsimile transmission, or electronic mail:

if to Parent:	DanDrit Biotech USA, Inc. 5901 W. Olympic Blvd., Suite 419 Los Angeles, CA 90036 Attention: Eric Leire, Chief Executive Officer Email: epl@dandrit.com

With a copy (which will not constitute notice) to:	K&L Gates LLP 200 South Biscayne Boulevard Suite 3900 Miami, Florida 33131-2399 Attention: Clayton E. Parker, Esq. Facsimile No.: 305-358-7095 Email: clayton.parker@klgates.com

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if to Majority Stockholder:	Weird Science LLC [ ]

With a copy (which will not constitute notice) to:	Lowenstein Sandler LLP One Lowenstein Drive Roseland, New Jersey Attention: Michael J. Lerner, Esq. Facsimile No.: 973-597-6395 Email: mlerner@lowenstein.com

if to RS Group:	RS Group, ApS Stumpedyssevej 17, 2970 Hørsholm, Denmark Attention: Henrik Grønfeldt-Sørensen, Chief Executive Officer Email: hgs@rsgroup.com

8.3 Entire Agreement. This Agreement and the documents referred to herein, together with all the Exhibits hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

8.4 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Merger Agreement.

8.5 Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

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8.6 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement; provided, however, that Permitted Transferees shall be express third party beneficiaries of this Agreement, entitled to enforce their rights hereunder (including with regard to registration rights provided under this Agreement in respect of Registrable Securities held by such Permitted Transferees).

8.7 Successors And Assigns. Subject to the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

8.8 Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “annexes” will mean “sections” and “annexes” to this Agreement.

8.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

8.10 Costs And Attorneys’ Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s reasonable costs and reasonable attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

8.11 Further Assurances. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

8.12 Facsimile Signatures. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Parties have executed this Investor Rights Agreement on the date and year first written above.

DANDRIT BIOTECH USA, INC.

By:
Name:
Title:

WEIRD SCIENCE, LLC

By:
Name:	Carl Sandler
Title:	Manager

RS GROUP APS

By:
Name:
Title:

[Signature Page to the Investor Rights Agreement]

Annex A

Selling Stockholder Notice and Questionnaire

DanDrit Biotech USA, Inc.

Selling Stockholder Notice and Questionnaire

●       The undersigned beneficial owners of shares of Parent’s common stock, par value $0.0001 per share (the “Common Stock”) of DanDrit Biotech USA, Inc. (the “Parent”), understand that Parent has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) for the registration of the resale of the shares of Common Stock held by the undersigned (the “Registrable Securities”). This Questionnaire is being furnished to you and other stockholders whose Common Stock will be included in the Registration Statement. This Questionnaire seeks information necessary to complete the registration of these shares with the Commission.

To sell or otherwise dispose of any Registrable Securities in the offering, a holder or beneficial owner of Registrable Securities will be required to agree to be named as a selling stockholder in the related prospectus and execute and return this Selling Stockholder Questionnaire.

Please respond to every question unless otherwise directed. If the answer is “none” or “not applicable,” please so state. Please include all information sought by the related question. Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. If there is any response or underlying factual matter about which you are uncertain, please discuss the matter fully and include any additional explanation or information which you believe is helpful.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

Please complete, sign, date, and email or fax this Questionnaire as soon as possible to Matthew Ogurick, counsel for Parent, at fax: (212) 536-3901, email: matthew.ogurick@klgates.com. Please call John Scarborough, counsel to Parent at (305) 539-3376 with any questions regarding this Questionnaire.

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NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to register for resale the Registrable Securities owned by it and listed below in Question 5 (unless otherwise specified under such Question 5) in the Registration Statement.

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The undersigned hereby provides the following information to Parent and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name. Full Legal Name of Selling Stockholder:

2. Address for Notices to Selling Stockholder.

Telephone:

Fax:

Email address:

Contact Person:

3. Relationship with Parent.

Describe the nature of any position, office or other material relationship the Selling Stockholder has had with Parent during the past three years:

4. Organizational Structure. Please indicate or (if applicable) describe how the Selling Stockholder is organized.

(a)	Is the Selling Stockholder a natural person? (If so, please mark the box and skip to Question 5.)

Yes ☐                                      No ☐

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(b)	Is the Selling Stockholder a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)? (If so, please mark the box and skip to Question 5.)

Yes ☐                                      No ☐

(c)	Is the Selling Stockholder a majority-owned subsidiary of a reporting company under the Exchange Act (including Parent)? (If so, please mark the box and skip to Question 5.)

Yes ☐                                      No ☐

(d)	Is the Selling Stockholder a registered investment company under the Investment Company Act of 1940? (If so, please mark the box and skip to Question 5.)

Yes ☐                                      No ☐

If the answer to all of the foregoing questions is “no,” please complete the following:

(e)	Legal Description of Selling Stockholder:

Please describe the type of legal entity that the Selling Stockholder is (e.g., corporation, partnership, limited liability company, etc.);

(f)	Please indicate whether the Selling Stockholder is controlled by another entity (such as a parent company, a corporate member, corporate shareholder, etc.) or is controlled by a natural person.

Controlled by:                    Natural Person(s) ☐                    Entity ☐

If you checked “Natural Person(s)”:

Please indicate the name of the natural person(s) who has voting or investment control over the shares held by the Selling Stockholder and the position of control that person(s) holds in or over the Selling Stockholder, then move to Question 5.

Name of natural person(s): _____________________________________

Controlling position in Selling Stockholder (e.g., sole member, controlling shareholder, sole stockholder, trustee, etc.): _______________________________________________________________________

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If you checked “Entity”:

Please indicate the name and type of entity that controls the Selling Stockholder.

Name of controlling entity: ____________________________________

Type of legal entity (e.g., corporation, partnership, limited liability company, etc.): ______________________________________________

Is this entity controlled by another entity (such as a parent company, a corporate member, corporate shareholder, etc.) or is it controlled by a natural person?

Controlled by:                    Natural Person(s) ☐                    Entity* ☐

If you checked “Natural Person(s)”:

Name of natural person(s) who controls this entity and has voting or investment control over the shares held by the Selling Stockholder the Selling Stockholder:

Natural person’s position in this entity (e.g., sole member, member, manager controlling shareholder, sole stockholder, trustee, etc.):

*If you answered “Entity” here, please repeat step (f) for each controlling entity moving up the corporate chain of control until you reach the level at which there is only a natural person or persons in control (e.g., Acme LLC is controlled by ABC Corp., its member, which is controlled by X shareholder, its controlling shareholder). List the name of the entities along that chain of control, the types of entity each is, the natural person(s) in control of the ultimately controlling entity, and his or her control position over that entity in the lines below:

(Continued on next page…)

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5. Beneficial Ownership of Registrable Securities:

This question covers beneficial ownership of Parent’s securities.

(a) Please state the number of shares of Parent’s Common Stock that the Selling Stockholder beneficially owns as of the date of this Questionnaire:

(b) Please state the number of shares of the Registrable Securities that the Selling Stockholder wishes to have registered for resale in the Registration Statement.

Common Stock: ______________________

6. Broker-Dealer Status:

(a) Is the Selling Stockholder a broker-dealer?

Yes ☐                                      No ☐

(b) If “yes” to Question 6(a), did the Selling Stockholder receive the Registrable Securities as compensation for investment banking services to Parent?

Yes ☐                                      No ☐

Note: If the answer to Question 6(b) is no, Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c) Is the Selling Stockholder an affiliate of a broker-dealer?

Yes ☐                                      No ☐

(d) If the Selling Stockholder is an affiliate of a broker-dealer, does the Selling Stockholder certify that it purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, the Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐                                      No ☐

Note: If the answer to Question 6(d) no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

7. Legal Proceedings with Parent. Is Parent a party to any pending legal proceeding in which the Selling Stockholder is named as an adverse party?

Yes ☐                                      No ☐

State any exceptions here:

8. Reliance on Responses. The undersigned acknowledges and agrees that Parent and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any Registrable Securities pursuant to the Registration Statement.

[SIGNATURE PAGE FOLLOWS]

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The undersigned agrees to promptly notify Parent of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Questions 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.

Note: EACH BENEFICIAL OWNER, including each corporation and natural person named in the answer to question 4(f) must execute this Notice and Questionnaire.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

BENEFICIAL OWNER (individual)	BENEFICIAL OWNER (entity)

Print Name	Name of Entity

Signature	Signature

Print Name:
Signature (if Joint Tenants or Tenants in Common)
Title:

BENEFICIAL OWNER (individual)	BENEFICIAL OWNER (entity)

Print Name	Name of Entity

Signature	Signature

Print Name:
Signature (if Joint Tenants or Tenants in Common)
Title:

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PLEASE FAX OR PDF A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL TO:

Attn: Matthew Ogurick

K&L Gates LLP - Counsel to DanDrit Biotech USA, Inc.

599 Lexington Avenue

New York, New York 10022-6030

matthew.ogurick@klgates.com

Fax: (212) 536-3901

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